[graphic - Sedgwick logo]
                                                   SEDGWICK

                                         EXECUTIVE PROTECTION POLICY

                                  DIRECTORS & OFFICERS (CLAIMS-MADE POLICY)

COMPANY                                           POLICY NUMBER                               POLICY TERM
--------------------------------------------------------------------------------------------------------------
Northwestern Pacific Indemnity Co.                  81416125A                                 10/01/98-99


INSUREDS:                                    Any person who has been, now is, or shall become a duly
                                             elected director or a duly elected or appointed officer of the
                                             Insured Organization.
                                             United Grocers, Inc. and its subsidiaries for Securities
                                             Claims only
LIMIT (INCLUSIVE OF
DEFENSE COST):                               $     25,000,000      Each Loss
                                                   25,000,000      Each Policy Year

DEDUCTIBLE:                                              Nil       Each Director & Officer
                                             $       100,000       Corporate Reimbursement, except
                                             $       150,000       Securities Claims

COVERAGE:                                   Losses arising from claims against a Director or Officer for any "Wrongful Act" while acting in their capacity as
                                            Officers or Directors of the Corporation. Coverage also
                                            included for Wrongful Acts by covered entities for
                                            Securities Transaction only.
                                            Definition of Wrongful Act: Any breach of duty, neglect,
                                            error, misleading statement, misstatement, act or omission committed, attempted, or allegedly committed or attempted
                                            wrongfully attempted by the directors or officers
                                            individually or otherwise in their Insured capacity, or any matter claimed against him soley by reason of serving in
                                            such Insured capacity.
                                            Definition of Security Transaction: The purchase of sale
                                            of, or offer to purchase or sell, any securities issued by any
                                            Insured Organization.
12/98                                                                                     United Grocers, Inc.

THIS POLICY SUMMARY IS ONLY AN OUTLINE OF COVERAGE THAT HAS BEEN PREPARED FOR YOUR CONVENIENCE. ACTUAL POLICY
         LANGUAGE MUST BE CONSULTED FOR ANY DEFINITIVE EVALUATION OF COVERAGE, TERMS AND CONDITIONS.

                           [graphic - Sedgwick logo]
                                    SEDGWICK

                           EXCESS DIRECTORS & OFFICERS
                              (CLAIMS-MADE POLICY)


COMPANY                                              POLICY NUMBER                              POLICY TERM
--------------------------------------------------------------------------------------------------------------
Executive Risk Indemnity Inc.                        752-094011-98                           2/17/98 -10/01/99

INSURED:                                     United Grocers, Inc.

LIMIT:                                       $ 25,000   Policy  aggregate  in  excess of  aggregate  amount of
                                                        underlying   coverage   ("following  form")  including
                                                        Securities Coverage

DEFENSE COSTS:                               Included in policy aggregate limit

DEDUCTIBLE:                                  None

UNDERLYING INSURANCE:                        Following form of Underlying Insurance:
                                                Northwestern Pacific Indemnity Company
                                                Policy # 8141-61-25A
                                                Limit:  $25,000,000
                                                Retention:  $0/$100,000/$150,000

PRIOR & PENDING DATE:                        February 17, 1998

SUBJECT TO
ENDORSEMENTS:                                Prior Notice Exclusion
                                             Oregon Amendatory Endorsement
                                             Specific Underlying Endorsement

12/98                                                                                     United Grocers, Inc.

THIS POLICY SUMMARY IS ONLY AN OUTLINE OF COVERAGE THAT HAS BEEN PREPARED FOR YOUR CONVENIENCE. ACTUAL POLICY
         LANGUAGE MUST BE CONSULTED FOR ANY DEFINITIVE EVALUATION OF COVERAGE, TERMS AND CONDITIONS.